UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

____________________

Date of Report (Date of Earliest Event Reported):  February 21, 2008

Cornerstone Ministries Investments, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	011-32165 (Commission File No.)	58-2232313 (IRS Employer Identification No.)

2450 Atlanta Highway, Suite 904, Cumming, Georgia  30040

(Address of Principal Executive Offices, including Zip Code)

(678) 455-1100

(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.
14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.
13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2008 Bill Wagner informed Cornerstone Ministries Investments, Inc. (the “Company”) that he will resign from his position as Chief Financial Officer of the Company effective February 29, 2008.  Mr. Wagner will also resign from his position as Chief Financial Officer of eNable Business Solutions, Inc. (formerly Cornerstone Capital Advisors Inc.).  The Company has an administrative services agreement with eNable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 25, 2008	CORNERSTONE MINISTRIES INVESTMENTS, INC.

	By:	/s/ John T. Ottinger, Jr.
John T. Ottinger, Jr.
Interim Chief Executive Officer